UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
____________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 1, 2023
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LEONARDO DRS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-41565	13-2632319
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
2345 Crystal Drive
Suite 1000
Arlington, Virginia 22202
(Address of principal executive offices)
(703) 416-8000
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	DRS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
On June 1, 2023, the stockholders of Leonardo DRS, Inc. (“Leonardo DRS” or the "Company”) voted at the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Charter”) to delete Article Eighth in its entirety and insert in its place a new Article Eighth.
The amendment provides for the elimination or limitation of monetary liability of specified executive officers of the Company for breach of the duty of care, consistent with the recent amendment to Section 102(b)(7) of the Delaware General Corporation Law.
The amendments to the Charter took effect upon the filing of a Certificate of Amendment to the Company’s Charter with the Secretary of State of the State of Delaware (the “Amendment”) on June 6, 2023.
The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, included as Exhibit 3.1 to this Form 8-K, which is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.
Set forth below are the final voting results for each of the proposals submitted to a vote of the stockholders at the Annual Meeting.

Election of Directors	Shares Voted For	Shares Voted Against	Withheld	Broker Non-Votes

William J. Lynn III	242,173,409	N/A	2,606,654	5,633,439
Frances F. Townsend	243,635,062	N/A	1,145,001	5,633,439
Gail Baker	244,450,483	N/A	329,580	5,633,439
Dr. Louis R. Brothers	244,465,263	N/A	314,800	5,633,439
David W. Carey	243,511,347	N/A	1,268,716	5,633,439
General George W. Casey, Jr.	244,450,366	N/A	329,697	5,633,439
Mary E. Gallagher	244,448,711	N/A	331,352	5,633,439
Kenneth J. Krieg	233,365,928	N/A	11,414,135	5,633,439
Eric Salzman	236,462,745	N/A	8,317,318	5,633,439

	Shares Voted for One-Year	Shares Voted for Two-Years	Shares Voted for Three-Years	Abstentions	Broker Non-Votes
Advisory Proposal Regarding the Frequency of Stockholder Advisory Vote on the Compensation of the Company’s Named Executive Officers (“NEOs”)	243,324,787	530,657	859,319	65,300	5,633,439

Based on the recommendation of the Company’s Board of Directors (the “Board”) and the voting results above, the Board has determined that future advisory votes on executive compensation will be submitted to stockholders on an annual basis until the next required vote on the frequency of such votes.

	Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
Advisory Resolution Regarding Compensation of the Company’s NEOs	240,756,219	3,875,891	147,953	5,633,439

Ratification of Appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2023	250,290,169	28,770	94,563	N/A

Approval of Amendment to the Company’s Charter to Reflect New DGCL Provisions Regarding Officer Exculpation	218,527,817	26,152,193	100,053	5,633,439

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Exhibit Description
3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Leonardo DRS, Inc.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEONARDO DRS, INC.
(Registrant)

Date: June 7, 2023	By:	/s/ Mark A. Dorfman
Mark A. Dorfman
Executive Vice President, General Counsel and Secretary